UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2020

INNOCAP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

154-09 146th Ave, Jamaica, NY 11434
(Address of principal executive offices) (zip code)

(718) 978-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ]Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01 Entry Into A Material Definitive Agreement

On November 2, 2020, InnoCap, Inc., a Nevada corporation (“InnoCap” or the “Company”), through its wholly owned subsidiary, Unique Logistics International (NYC) LLC, a New York limited liability company (“Unique NY”), entered into an Amendment to Secured Accounts Receivable Facility (the “Amendment”) with Corefund Capital, LLC (“Core”), pursuant to which the Company and Core agreed to increase the credit line provided in the original Secured Accounts Receivable Facility, dated May 29, 2020 (the “Accounts Receivable Facility”), from $12,000,000 up to $25,000,000. The remaining terms of the Accounts Receivable Facility were unchanged by the Amendment.

Pursuant to the Accounts Receivable Facility, Core agreed to purchase from Unique NY up to an aggregate of $12,000,000 (increased to $25 Million by the Amendment) of accounts receivables. The Accounts Receivable Facility provides Core with security interests in purchased accounts until the accounts have been repurchased by Unique NY or paid by the customer. The Accounts Receivable Facility includes fees payable to Core based on the number of days between the date on which an account was purchased by Core and the date on which Unique NY repurchased the account or the customer paid, as follows: (i) Less than or equal to 30 days, a 1.5% fee; (ii) more than 30 days but less than or equal to 40 days, a 1.75% fee; (iii) more than 40 days but less than or equal to 50 days, a 2.0% fee; (iv) more than 50 days but less than or equal to 60 days, a 2.25% fee; (v) more than 60 days but less than or equal to 90 days, a 2.50% fee; (vi) if more than 90 days, a 2.50% fee for each additional week or portion thereof.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Accounts Receivable Facility and the Amendment, and such descriptions are qualified in their entirety by reference to the full text of the Accounts Receivable Facility and the Amendment, which will be filed as exhibits no later than with the Company’s Form 10-Q for the quarter ending November 30, 2020.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOCAP, INC.

Date: November 4, 2020	By:	/s/ Sunandan Ray
	Name:	Sunandan Ray
	Title:	Chief Executive Officer